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                                                                    Exhibit 10.8

                                      LEASE

         THIS MONTH-TO-MONTH LEASE ("LEASE"), DATED FOR REFERENCE PURPOSES ONLY AS OF JUNE 14, 1994, IS BY AND BETWEEN THE CITY AND COUNTY OF SAN FRANCISCO, A MUNICIPAL CORPORATION ("CITY"), OPERATING BY AND THROUGH THE SAN FRANCISCO PORT COMMISSION ("PORT"), AS LANDLORD, AND SOUTHWEST MARINE, INC., A CALIFORNIA CORPORATION ("TENANT").

         PORT AND TENANT HEREBY AGREE AS FOLLOWS:

1. BASIC LEASE INFORMATION

         The following terms are a summary of basic lease information (the "Basic Lease Information"). Each item below shall be deemed to incorporate all of the terms set forth in this Lease pertaining to such item. In the event of any conflict between the information in this Section, and any more specific provision of this Lease, the more specific provision shall control.

         1.1 PREMISES: The property leased to Tenant is located at Pier 70/SWL 349 in the City and County of San Francisco, and is described as follows: (1) approximately 114,957 square feet of industrial warehouse space and land (Parcel
A) shown on Exhibit A-1 attached hereto; (2) approximately 51,747 square feet of industrial warehouse space and land (Parcel B) as shown on Exhibit A-2 attached hereto; and (3) approximately 77,180 square feet of unpaved land (Parcel C) as shown on Exhibit A-3 for a total of 243,884 square feet, together with any Improvements and Alterations thereto, together with a nonexclusive easement for the purpose of ingress and egress to Parcel A, as shown on Exhibit A-1, and to Parcel C, as shown on Exhibit A-3. (SECTION 3)

         1.2 TERM: The Term of this Lease shall be from month to month and shall commence on the thirtieth (30th) day after the Amendment to Lease No. L-11320 has been duly executed by Port and Tenant and has been finally approved by the City and County of San Francisco, which date is September 3, 1994. ("Commencement Date"). Either party may terminate this Lease by giving thirty
(30) days' prior written notice to the other party. (SECTION 4)

         1.3 BASE RENT: $1.00 per calendar month, payable annually on the Rent Commencement Date and each Anniversary Date thereafter. (SECTION 5.1)

         1.4 RENT COMMENCEMENT DATE:

         The thirtieth (30th) day after the Amendment to Lease No. L-11320 has been duly executed by Port and Tenant and has been finally approved by the City and County of San Francisco, which date is September 3, 1994.

         1.5 BASE INDEX:         N/A (SECTION 5.2)
                                Month/Year - Index

         1.6 PERCENTAGE RENT:           (SECTION 5.3)
                                 Applicable XXX (See Addendum)



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         1.7 SECURITY DEPOSIT: $10,000.00 (SECTION 7)

         1.8 PERMITTED USE: (SECTION 8.1)

         Ship building and ship repair facility, functions ancillary thereto, blast grit remediation, and automobile parking.

         1.9 MAINTENANCE AND REPAIRS: No exceptions. (SECTION 11.1)

         In addition, Tenant shall be responsible for clearing weeds and maintaining the Premises in a clean, litter-free and safe manner.

         1.10 UTILITIES AND SERVICES: As set forth in Section 12. (SECTION 12)

         During the Term Tenant shall be entitled to access to the powerhouse, Bldg. No. 102 on 20th Street, for the purpose of maintaining and repairing electrical service to the Premises. However, no electrical work, installation or improvements at the powerhouse shall be performed without the prior knowledge and consent of Port's electrical engineering staff.

         1.11 MINERAL RESERVATION: Zone 3, beginning at a point where X equals 1,451,000 and Y equals 466,000, extending 500 feet south, thence 500 feet east, thence 500 feet north, and thence 500 feet west, ending at said point of beginning. (Section 26)

         1.12 NOTICES: (SECTION 28)

         ADDRESS FOR PORT:          COMMERCIAL PROPERTY MANAGER
                                    PORT OF SAN FRANCISCO
                                    ROOM 3100, FERRY BUILDING
                                    SAN FRANCISCO, CA 94111
                FAX NO:             (415) 274-0578
          TELEPHONE NO:             (415) 274-0510

        ADDRESS FOR TENANT:         SOUTHWEST MARINE, INC.
                                    ATTENTION:  LEGAL DEPARTMENT
                                    P.O. BOX 13308
                                    SAN DIEGO, CA 92170-3308
                FAX NO:             (619) 239-1751
          TELEPHONE NO:             (619) 238-1000

         1.13 ADDENDUM: The following section(s) set forth in the Addendum, attached hereto, are incorporated herein by reference:

         Section 5.2 (Base Rent Adjustment) - deleted
         Section 5.3 (Percentage Rent) - amended
         Section 13.7 (Fencing) - added
         Section 16.1 (Requirements for Handling) - amended
         Section 16.2 (Tenant Responsibility) - amended





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         Section 16.3 (Requirement to Remove) - amended
         Section 17.1(a) (General Liability Insurance) - amended
         Section 17.1(d) (Personal Property Insurance) - deleted
         Section 17.1(e) (Business Interruption Insurance) - deleted
         Section 17.1(i) (Ship Repairers Legal Liability Insurance) - added
         Section 20.3 (Hazardous Materials Indemnification) - amended
         Section 21.8 (Assignment of Sublease Rents) - amended
         Section 34 (Waiver of Relocation Assistance Rights) - added
         Section 35 (Security Protection) - added

         In the event of any conflict between the provisions of the Addendum and provisions of this Lease, the provisions of the Addendum shall control.



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2. DEFINITIONS

         For purposes of this Lease, the following initially capitalized terms shall have the meanings ascribed to there in this Section:

         2.1 "ADDITIONAL RENT" means all taxes, assessments, insurance premiums, operating and maintenance charges, fees, costs, expenses, liabilities and obligations of every description which Tenant assumes or is obligated to pay or discharge pursuant to this Lease, together with every fine, penalty, interest or other charge which may be added for non-payment or late payment, whether payable to Port or to other persons, parties or entities designated herein.

         2.2 "AGENTS" means, when used with reference to either party hereto, the officers, directors, employees, agents and contractors of such party, and their respective heirs, legal representatives, successors, and assigns.

         2.3 "ALTERATIONS" means any alterations, installations or additions to any Improvements or to the Premises.

         2.4 "ANNIVERSARY DATE" means the first anniversary of the Commencement Date and each anniversary of such date thereafter; provided, however, that if the Commencement Date is other than the first day of a month, then the first Anniversary Date shall be the first day of the thirteenth (13th) month thereafter.

         2.5 "BASE RENT" means the monthly Base Rent specified in Section 1.3 hereof and described in Section 5.1 hereof.

         2.6 "BASE INDEX" means the Cost of Living Index for the calendar month set forth in Section 1.5 hereof.

         2.7 "BASIC LEASE INFORMATION" means the information with respect to this Lease summarized in Section 1 hereof.

         2.8 "CITY" means the City and County of San Francisco, a municipal corporation.

         2.9 "COMMENCEMENT DATE" means the date on which the Term of this Lease commences as specified in Section 1.2 hereof.

         2.10 "COMMISSION" means the San Francisco Port Commission.

         2.11 "COST OF LIVING INDEX" means the United States Department of Labor's Bureau of Labor Statistics Consumer Price Index for All Urban Consumers (All Items: 1982-84 = 100), San Francisco-Oakland-San Jose, California. If the aforesaid Cost of Living Index ceases to be published, any similar index published by any other branch or department of the U.S. Government shall be used as the index herein, and if none is published, another index generally recognized as authoritative shall be substituted therefor by Port. The base period used by any new index shall be reconciled to the 1982-84 = 100 Base Index. If the Cost of Living Index is not published for the particular calendar month in question, the immediately preceding last calendar month for which the index is published shall be used.


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         2.12 "CURRENT INDEX" means the Cost of Living Index for the calendar month immediately preceding the Anniversary Date upon which the Base Rent is adjusted.

         2.13 "ENVIRONMENTAL LAWS" means any present or future federal, state or local laws, ordinances, regulations or policies relating to Hazardous Material (including, without limitation, their use, handling, transportation, production, disposal, discharge or storage) or to health and safety, industrial hygiene or environmental conditions in, on, under or about the Premises, including, without limitation, soil, air, bay water and groundwater conditions.

         2.14 "FACILITY" means the pier, building or other structure in or on which the Premises are located.

         2.15 "HANDLE" or "HANDLING" means to use, generate, process, produce, package, treat, store, emit, discharge or dispose.

         2.16 "HAZARDOUS MATERIAL" means any substance, waste or material which now or in the future is determined by any state, federal, or local governmental authority to be capable of posing a present or potential risk of injury to health, safety, the environment or property, including, but not limited to, all of those materials, wastes and substances designated as hazardous or toxic by the United States Environmental Protection Agency, the City and County of San Francisco, the United States Department of Labor, the United States Department of Transportation, the California Department of Environmental Protection or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

         2.17 "IMPROVEMENTS" means any and all buildings, structures, fixtures or other improvements constructed or installed on the Premises, including those constructed by or on behalf of Tenant pursuant to this Lease (including, without limitation, any trailers, signs, roads, trails, driveways, parking areas, curbs, walks, fences, walls, stairs, poles, plantings and landscaping).

         2.18 "INC" means Intrabuilding Network Cable and is defined as the telephone wiring which begins at the terminal block nearest the point where the telephone company wiring enters the Facility and ends at the terminal nearest the Premises.

         2.19 "INVITEES" when used with respect to Tenant means the clients, customers, invitees, guests, members, licensees, assignees and subtenants of Tenant.

         2.20 "LATE CHARGE" means a fee equivalent to one and one-half percent (1-1/2%) of all Rent, or any portion thereof, which is due and unpaid for more than thirty (30) days.

         2.21 "LAWS" means all laws, statutes, ordinances, resolutions, regulations, judicial decisions, proclamations, orders or decrees of any municipal, county, state or federal government or the departments, courts, commissions, boards and officers thereof, or other governmental or regulatory authority with jurisdiction over the Premises or any portion thereof.

         2.22 "OFFICIAL RECORDS" means the official records of the City and County of San Francisco.


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         2.23 "PERCENTAGE RENT" means a sum equal to a percentage of Tenant's
Gross Receipts made from or upon the Premises during each calendar month of the Term in the percentage amounts and for the items set forth in Section 1.6, if applicable.

         2.24 "PORT" means the San Francisco Port Commission.

         2.25 "PREMISES" means the real property described in Section 1.1 hereof.

         2.26 "REGULATORY APPROVAL" means any authorization, approval or a permit required by any governmental agency having jurisdiction over the Premises, including but not limited to the Bay Conservation and Development Commission ("BCDC").

         2.27 "RENT" means the Base Rent, as adjusted pursuant to the provisions of Section 5.2 hereof, together with Percentage Rent, if applicable, and any and all Additional Rent.

         2.28 "SECURITY INSTRUMENT" means a certificate of deposit; surety bond; undertaking; unconditional, irrevocable letter of credit or other similar instrument or security.

         2.29 "TENANT" means the party identified as Tenant at the beginning of this Lease.

3. PREMISES. Port hereby leases to Tenant, and Tenant hereby hires from Port, the Premises described in Section 1.1 hereof on the terms and conditions of this Lease.

4. TERM OF LEASE. The Premises are leased by Tenant from Port on a month-to-month basis as specified in Section 1.2 hereof.

5. RENT. Tenant shall pay to Port, in the manner herein described, the following
Rent:

         5.1 BASE RENT. Tenant shall pay to Port Base Rent, as set forth in
Section 1.3 hereof, subject to adjustment in accordance with Section 5.2. Except as otherwise provided in Section 1.3, Tenant shall make the first payment of Base Rent on or before the Commencement Date and thereafter shall pay the Base Rent, in advance, on or before the first day of each calendar month. If the Commencement Date is other than the first day of the month, the Base Rent for that month shall be apportioned as the number of days of occupancy bears to that month.

         5.2 BASE RENT ADJUSTMENT. Port shall have the right to adjust the Base Rent to the current market rate, as reasonably determined by Port, at any time upon thirty (30) days' prior written notice to Tenant. If, however, the Base Rent has not been adjusted on or before the first Anniversary Date and on each Anniversary Date thereafter, and this Lease is in effect on the first Anniversary Date and any Anniversary Date thereafter, the Base Rent shall be adjusted for the succeeding year in direct proportion to the percentage increase in the Current Index over the Base Index. In no case shall the Base Rent, as adjusted, be less than the Base Rent in effect immediately prior to the Anniversary Date. If the Current Index has increased over the Base Index, the adjusted Base Rent shall be determined by multiplying the Base Rent set forth in
Section 1.3 by a fraction, the numerator of which is the Current Index and the denominator of which is the Base Index, as follows:



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           Current Index
           Base Index        X     Base Rent      =      Adjusted Base Rent

         5.3 PERCENTAGE RENT. If applicable, as set forth in Section 1.6 hereof, Tenant agrees to pay Percentage Rent to Port on the terms and conditions set forth in the Addendum attached hereto.

         5.4 LATE CHARGES. Tenant acknowledges that late payment by Tenant to Port of Rent will cause Port increased costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, a Late Charge will be paid by Tenant for each month that such Rent, or any portion thereof, remains due and unpaid, plus reasonable attorneys' fees incurred by Port by reason of Tenant's failure to pay Rent when due under this Lease. Late Charges shall be computed from the date on which such Rent first became due. The parties agree that such Late Charges represent a fair and reasonable estimate of the cost which Port will incur by reason of any late payment by Tenant.

         5.5 ADDITIONAL RENT. Tenant shall pay or cause to be paid, and discharge or cause to be discharged, when the same shall become due, any and all amounts of Additional Rent, as defined in Section 2.1. If Tenant fails to pay or discharge any amount, liability or obligation of Additional Rent Port shall have all rights, powers and remedies provided herein or by Law in the case of non-payment of the Base Rent.

         5.6 MANNER OF PAYMENT. All payments due from Tenant to Port under this Lease shall be made to Port without any abatement, deduction, set-off, prior notice or demand, except as otherwise expressly provided in this Lease, in lawful money of the United States of America at Port's address set forth in
Section 1.12 or to such other person or at such other place as Port may from time to time designate by written notice to Tenant.

6. TAXES AND ASSESSMENTS.

         6.1 PAYMENT OF TAXES. During the Term of this Lease, Tenant agrees to pay, when due, to the proper authority any and all real property and personal taxes, general and special assessments, license fees, permit fees and all other governmental charges of any kind or nature whatsoever, including without limitation all penalties and interest thereon, levied or assessed on the Premises, on Tenant's personal property, the leasehold or subleasehold estate or Tenant's use of the Premises, whether in effect at the time this Lease is entered into or which become effective thereafter, and all taxes levied or assessed on the possession, use or occupancy, as distinguished from the ownership, of the Premises. Tenant shall not permit any such taxes, assessments or other charges to become a defaulted lien on the Premises or the Improvements thereon; provided, however, that in the event any such tax, assessment or similar charge is payable in installments, Tenant may make, or cause to be made, payment in installments; and provided, further, that Tenant may, through such proceeding as Tenant considers necessary or appropriate, contest the legal validity or the amount of any tax, assessment or similar charge so long as such assessment or charge does not become a defaulted lien. In the event of any such dispute, Tenant shall indemnify and hold Port, City, and their Agents harmless from and against all losses, damages, costs, or expenses, including attorneys' fees, resulting therefrom.


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         6.2 POSSESSORY INTEREST TAX. Tenant acknowledges and understands that a possessory interest subject to property taxation may be created by this Lease and that Tenant may be subject to the payment of property taxes levied on such possessory interest. Tenant further acknowledges that Tenant is familiar with San Francisco Administrative Code Sections 23.6-1 and 23.6-2, which require that Port submit a report, which includes specified information relating to the creation, renewal, sublease, or assignment of any such possessory interest, to the County Assessor within 60 days after any such transaction. Tenant agrees to provide to Port the information required by Section 23.6-2 within 30 days of a request in writing by Port to do so.

7. SECURITY DEPOSIT.

         7.1 AMOUNT OF DEPOSIT. Tenant shall pay to Port on or before the Commencement Date, in addition to the advance payment of the first month's Base Rent, a security deposit, either in cash or by Security Instrument, in the sum specified as the Initial Deposit in Section 1.7, as security for the faithful performance by Tenant of all terms, covenants and conditions of this Lease. If the Base Rent is increased pursuant to any of the provisions of this Lease, Tenant shall increase the amount of the security deposit to maintain the same ratio of security deposit to Base Rent as existed at the Commencement Date. Any increase in the security deposit shall be delivered to Port on the same date that such increase in the Base Rent is first due. Tenant agrees that Port may (but shall not be required to) apply the security deposit in whole or in part to
(a) pay any sum due to Port under this Lease; (b) compensate Port for any damage to the Premises caused by Tenant; or (c) cure any default by Tenant. If Port uses any portion of the security deposit to cure any default by Tenant hereunder, Tenant shall immediately replenish the security deposit to the original amount. Port's obligation with respect to the security deposit is solely that of debtor and not trustee. Except as provided in Section 7.2, Tenant shall not be entitled to any interest on such deposit. If Tenant is not in default at the termination of this Lease, Port shall return the unused balance of the security deposit to Tenant after Tenant vacates the Premises. The amount of the security deposit shall in no way limit Tenant's obligations under this Lease, and nothing contained in this Section 7 shall in any way diminish or be construed as waiving any of Port's other remedies set forth in this Lease or provided by Law or equity.

         7.2 SECURITY INSTRUMENT. In lieu of depositing the security deposit to Port in cash as provided in Section 7.1 above, Tenant may deliver to Port a Security Instrument; provided however, that said Security Instrument shall be
(a) in a form and issued by a surety company or financial institution acceptable to Port in Port's sole discretion, (b) made payable only to Port and able to be liquidated without any action required by Tenant, and (c) in a sum equal to the amount specified in Section 7.1 plus ten percent or such additional amount (as Port shall determine in its sole discretion) which will adequately cover penalty charges and/or administrative fees imposed for early liquidation of the Security Instrument. The form of Security Instrument may be changed from time to time by mutual consent of Port and Tenant. If Tenant elects to deposit certificates of deposit or other interest-bearing instruments as a security deposit, Tenant shall be entitled to all interest payable on such certificates or instruments as the same becomes due if Tenant has made arrangements for such interest payments to be made directly to Tenant by the financial institution issuing such certificates or instruments. Port shall have no responsibility to pay, nor to make arrangements for payment, to Tenant of interest accruing on such certificates or instruments. If Tenant deposits certificates of deposit or other interest-bearing instruments as a security deposit, Tenant shall renew or replace such instrument


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no later than ten days prior to expiration thereof, and, if Tenant fails to do so, Port shall be entitled to cash such instrument and to hold the funds so obtained as the security deposit required pursuant to this Section 7.

         If Tenant elects to use a bond or letter of credit as a security deposit, Tenant shall keep the same, at its expense, in full force and effect throughout the Term and until the sixtieth (60th) day after the Termination Date or other termination hereof. Such bond or letter of credit shall provide for sixty (60) days' prior written notice to Port by the issuing institution in the event of non-extension, cancellation or material change thereof. In such event, Tenant shall replace the bond or letter of credit at least ten days prior to expiration thereof, and, if Tenant fails to do so, Port shall be entitled to present its written demand for payment of the entire face amount of said bond or letter of credit and to hold the funds so obtained as the security deposit required pursuant to this Section 7.

8. USE OF THE PREMISES.

         8.1 PERMITTED USE. The Premises shall be used and occupied only for the Permitted Use specified in Section 1.8 hereof and for no other purpose.

         8.2 PROHIBITED ACTIVITIES. Tenant agrees that the following activities, by way of example only and without limitation, are inconsistent with this Lease and are strictly prohibited: (a) any activity, or the maintaining of any object, which is not within the Permitted Use; (b) any activity, or the maintaining of any object, which will in any way increase the existing rate of, affect or cause a cancellation of, any fire or other insurance policy covering the Premises, any part thereof or any of its contents; (c) any activity or object which will overload or cause damage to the Premises; (d) any activity which constitutes waste or nuisance to owners or occupants of adjacent properties, including, but not limited to, the preparation, manufacture or mixing of anything that might emit any objectionable odors, noises or lights onto adjacent properties, or the use of loudspeakers or sound or light apparatus which can be heard or seen outside the Premises; (e) any activity which will in any way injure, obstruct or interfere with the rights of other tenants or of owners or occupants of adjacent properties, including rights of ingress and egress; (f) use of the Premises for sleeping or personal living quarters; (g) any auction, distress, fire, bankruptcy or going out-of-business sale on the Premises without the prior written consent of Port.

         8.3 PREMISES MUST BE USED. Tenant shall use the Premises continuously for the Permitted Use specified in Section 1.8 and shall not allow the Premises to remain unoccupied or unused without the prior written consent of Port, which consent may be withheld in Port's sole discretion.

9. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant, at Tenant's sole cost and expense, promptly shall comply with all Laws relating to or affecting the condition, use or occupancy of the Premises in effect either at the time of execution of this Lease or which may hereafter be in effect at any time during the Term, whether or not the same are now contemplated by the parties. Tenant further understands and agrees that it is Tenant's obligation, at Tenant's sole cost and expense, to cause the Premises and Tenant's activities and operations conducted thereon, to be in compliance with the Americans with Disabilities Act, 42 USCS sections 12101, et seq.



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         Tenant understands and agrees that Port is entering into this Lease in its capacity as a landowner with a proprietary interest in the Premises and not as a regulatory agency of the City with certain police powers. Port's legal status as an agency of City shall in no way limit the obligation of Tenant to obtain any required approvals from City departments, boards or commissions which have jurisdiction over the Premises, including Port. By entering into this Lease, Port is in no way modifying or limiting the obligation of Tenant to cause the Premises to be used and occupied in accordance with all Laws.

10. REGULATORY APPROVALS. Tenant shall faithfully observe and comply with all rules and regulations which may be adopted BY Port from time to time, and with all modifications thereof and additions thereto, provided Port has given prior written notice thereof to Tenant. All such rules and regulations shall be deemed to be additional terms and conditions of this Lease. Port shall not be responsible to Tenant for the nonperformance by any other tenant or person of any such rules and regulations. Tenant understands that Tenant's operations on the Premises, changes in use, or Improvements or Alterations to the Premises may require a Regulatory Approval. Tenant shall be solely responsible for obtaining any such Regulatory Approval, and Tenant shall not seek any Regulatory Approval without first obtaining the approval of Port. All costs associated with applying for and obtaining any necessary Regulatory Approval shall be borne by Tenant. Tenant shall be solely responsible for complying with any and all conditions imposed by regulatory agencies as part of a Regulatory Approval. Any fines or penalties imposed as a result of the failure of Tenant to comply with the terms and conditions of any Regulatory Approval shall be paid and discharged by Tenant, and Port shall have no liability, monetary or otherwise, for said fines and penalties. To the fullest extent permitted by Law, Tenant agrees to indemnify and hold City, Port and their Agents harmless from and against any loss, expense, cost, damage, attorneys' fees, penalties, claims or liabilities which City or Port may incur as a result of Tenant's failure to obtain or comply with the terms and conditions of any Regulatory Approval.

11. MAINTENANCE AND REPAIRS.

         11.1 MAINTENANCE AND REPAIR OBLIGATIONS. Except as otherwise provided in Section 1.9, Tenant shall at all times during the Term of this Lease, and at its sole cost and expense, maintain and repair in good and working order, condition and repair the Premises and all Improvements and Alterations thereon. Except as otherwise provided in Section 1.9, Port shall not be obligated to make any repairs, replacement or renewals of any kind, nature or description whatsoever to the Premises nor to any Improvements or Alterations now or hereafter located thereon.

         Notwithstanding any maintenance obligations of Port set forth in
Section 1.8, in the event that Tenant, its Agents or Invitees cause any damage (excepting ordinary wear and tear) to the Premises, Port may repair the same at Tenant's expense and Tenant shall immediately reimburse Port therefor.

         11.2 PORT'S RIGHT TO INSPECT. In the event that damage or deterioration to the Premises or any portion thereof which is Tenant's obligation to maintain results in the same not meeting the standard of maintenance required by Port for such uses as Tenant is making of the Premises, then Tenant shall have the independent responsibility for, and shall promptly undertake, maintenance or repair of the Premises and complete the same with due diligence.


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Without limiting Section 24 hereof, Port may make periodic inspections of the
Premises and may advise Tenant when maintenance or repair of the Premises is required, but such right of inspection shall not relieve Tenant of its independent responsibility to maintain such Premises and Improvements in a condition as good as, or better than, their condition at the Commencement Date, excepting ordinary wear and tear. If, after reasonable notice in writing from Port, Tenant fails to undertake such maintenance or repairs and complete the same with due diligence, then in addition to any other remedy available to Port, Port may make such maintenance or repairs at Tenant's expense and Tenant shall immediately upon invoice reimburse Port therefor.

         11.3 ACTS OF GOD. Nothing contained herein shall require either Tenant or Port to repair or replace the Premises or the Improvements thereon as a result of damage caused by acts of war, earthquake, tidal wave or other acts of God, except that this provision shall not affect any obligation to make repairs to the Premises pursuant to Section 18 in the event of any damage or destruction of the Premises.

12. UTILITIES AND SERVICES.

         12.1 UTILITIES. Tenant shall make arrangements and shall pay all charges for all utilities to be furnished on, in or to the Premises or to be used by Tenant, including, without limitation, gas, electrical, water, sewer and telecommunications services. Except as otherwise provided in Section 1.10, Tenant shall pay all charges for said utilities, including charges for the connection and installation of the utilities specified in Section 1.10 from the location points specified therein.

         Tenant shall be obligated, at its sole cost and expense, to repair and maintain in good operating condition all utilities located within the Premises and all utilities installed by Tenant (whether within or outside the Premises). If Tenant requests Port to perform such maintenance or repair, whether emergency or routine, Port shall charge Tenant for the cost of the work performed at the then prevailing standard rates, and Tenant agrees to pay said charges to Port promptly upon billing. Tenant shall pay for repair of utilities located outside the Premises (regardless of who installed the same) which are damaged by or adversely affected by Tenant's use of such utility and shall be responsible for all damages, liabilities and claims arising therefrom.

         The parties agree that any and all utility improvements shall become part of the realty and are not trade fixtures. Port makes no representation or warranty that utility services, including telecommunications services, will not be interrupted. Port shall not be liable in damages or otherwise for any failure or interruption of any utility services, including telecommunications services, furnished to the Premises. No such failure or interruption shall constitute a basis for constructive eviction, nor entitle Tenant to terminate this Lease or abate the Rent.

         12.2 SERVICES. Tenant shall make arrangements and shall pay all charges for all services to be furnished on, in or to the Premises or to be used by Tenant, including, without limitation, garbage and trash collection, janitorial service and extermination service.

13. IMPROVEMENTS AND ALTERATIONS.

         13.1 CONSENT REQUIRED. Tenant shall not make, nor cause or suffer to be made, any Alterations or Improvements to the Premises until Tenant shall have procured and paid for all Regulatory Approvals required to be obtained for such Alterations and Improvements, including, but not limited to, any building or similar permits required by Port or its Chief Harbor Engineer in the exercise of its jurisdiction with respect to the Premises.

         13.2 CONSTRUCTION REQUIREMENTS. All Alterations or Improvements to the Premises made by or on behalf of Tenant shall be subject to the following conditions, which Tenant covenants faithfully to perform:

                  (a) All Alterations and Improvements shall be constructed in a good and workmanlike manner and in compliance with all applicable building, zoning and other applicable Laws, and compliance with the terms of and the conditions imposed in any Regulatory Approval.

                  (b) All Alterations and Improvements shall be performed with reasonable dispatch, delays beyond the reasonable control of Tenant excepted; and

                  (c) At the completion of the construction of the Alterations or Improvements, Tenant shall furnish one (1) set of "as-built" drawings of the same made on or to the Premises. Unless otherwise stated as a condition of the Regulatory Approval, this requirement may be fulfilled by the submittal after completion of the Alterations or Improvements of a hand-corrected copy of the approved permit drawing(s).

         13.3 IMPROVEMENTS PART OF REALTY. All Alterations or Improvements to the Premises made by or on behalf of Tenant which may not be removed without substantial injury to the Premises shall become part of the realty, shall be owned by Port and shall, at the end of the Term hereof, remain on the Premises without compensation to Tenant, unless Port first waives its right to the Alterations or Improvements in writing.

         13.4 REMOVAL OF IMPROVEMENTS. At Port's election made in accordance with Section 13.5 hereof, Tenant shall be obligated at its own expense to remove and relocate or demolish and remove (as Tenant may choose) any or all Alterations or Improvements which Tenant has made to the Premises, including without limitation all telephone wiring and equipment installed by Tenant. Tenant shall repair, at its own expense, in good workmanlike fashion any damage occasioned thereby.

         13.5 NOTICE OF REMOVAL. Prior to the effective termination date of this Lease, Port shall give written notice to Tenant (herein "Notice of Removal") specifying the Alterations or Improvements or portions thereof which Tenant shall be required to remove and relocate or demolish and remove from the Premises, in accordance with Section 13.4. If termination is the result of loss or destruction of the Premises or any Improvements thereon, Port shall deliver said Notice of Removal to Tenant within a reasonable time after the loss or destruction. If Tenant fails to complete such demolition or removal on or before the termination of this Lease, Port may perform such removal or demolition at Tenant's expense, and Tenant shall reimburse Port upon demand therefor.

         13.6 REMOVAL OF NON-PERMITTED IMPROVEMENTS. If Tenant constructs any Alterations or Improvements to the Premises without Port's prior written consent or without complying with Section 13.2 hereof, then, in addition to any other remedy available to Port, Port may require Tenant to remove, at Tenant's expense, any or all such Alterations or Improvements and to repair, at Tenant's expense and in good workmanlike fashion, any damage occasioned thereby. Tenant shall pay to Port all special inspection fees as set forth in the San Francisco Building Code for inspection of work performed without required permits.

14. SUITABILITY ACCEPTANCE. Tenant acknowledges that Port has made no representations or warranties concerning the Premises, including without limitation, the seismological condition thereof. By taking possession of the Premises, Tenant shall be deemed to have inspected the Premises and accepted the Premises in an "As-Is" condition and as being suitable for the conduct of Tenant's business.

15. LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant or its Agents. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause the same to be released of record, Port shall have, in addition to all other remedies provided by this Lease or by Law, the right but not the obligation to cause the same to be released by such means as it shall deem proper, including without limitation, payment of the claim giving rise to such lien. All sums paid by Port for such purpose and all reasonable expenses incurred by Port in connection therewith shall be payable to Port by Tenant within thirty (30) days following written demand by Port.

16. HAZARDOUS MATERIALS.

         16.1 REQUIREMENTS FOR HANDLING. Neither Tenant nor its Agents or Invitees, shall Handle in, on or about the Premises any Hazardous Material without the prior written consent of Port, which consent shall not be unreasonably withheld so long as Tenant demonstrates to Port's reasonable satisfaction that such Hazardous Material is necessary to Tenant's business, WILL be Handled in a manner which strictly complies with all Environmental Laws and will not materially increase the risk of fire or other casualty to the Premises. Notwithstanding the foregoing, Tenant may Handle on the Premises janitorial or office supplies or materials in such limited amounts as are customarily used for general office purposes so long as such Handling is at all times in full compliance with all Environmental Laws.

         16.2 TENANT RESPONSIBILITY. Subject to the restrictions set forth in
Section 16.1 hereof, Tenant shall Handle all Hazardous Materials discovered on the Premises during the Term of this Lease or introduced on the Premises by Tenant, its Agents or Invitees, in compliance with all Environmental Laws. Tenant shall not be responsible for the safe Handling of Hazardous Materials introduced on the Premises during the Term of this Lease by City, Port or their Agents. Tenant shall protect its employees and the general public in accordance with all Environmental Laws. Port may from time to time request, and Tenant shall be obligated to provide, information reasonably adequate for Port to determine that any and all Hazardous Materials are being Handled in a manner which complies with all Environmental Laws. Port shall have the right to inspect the Premises for Hazardous Materials at reasonable times, pursuant to Section
24.1 hereof.

         16.3 REQUIREMENT TO REMOVE. Prior to termination of this Lease, Tenant, at its sole cost and expense, shall remove any and all Hazardous Materials introduced in, on, under or about the Premises by Tenant, its Agents or Invitees. Further, Tenant, at its sole cost and expense, shall remove any Hazardous Material discovered on the Premises during the Term of this Lease which is required to be removed by any governmental agency, including Port; provided however, that Tenant shall not be obligated to remove any Hazardous Material introduced onto the Premises during the Term of this Lease by the City, Port or their Agents. Prior to the termination of this Lease, Port and Tenant shall conduct a joint inspection of the Premises for the purpose of identifying Hazardous Materials existing on the Premises which Tenant is required to remove.

17. INSURANCE.

         17.1 REQUIRED INSURANCE COVERAGE. Tenant, at its sole cost and expense, shall maintain, or cause to be maintained, throughout the Term of this Lease, the following insurance:

                  (a) General Liability Insurance. Comprehensive or commercial general liability insurance, with limits not less than One Million Dollars ($1,000,000.00) each occurrence combined single limit for bodily injury and property damage, including coverages for contractual liability, independent contractors, broadform property damage, personal injury, products and completed operations, and fire damage and legal liability with limits not less than Two Hundred Fifty Thousand Dollars ($250,000.00).

                  (b) Automobile Liability Insurance. Comprehensive or business automobile liability insurance with limits not less than One Million Dollars ($1,000,000.00) each occurrence combined single limit for bodily injury and property damage, including coverages for owned and hired vehicles and for employer's non-ownership liability, which insurance shall be required if any automobiles are operated on the Premises.

                  (c) Worker's Compensation; Jones Act; U.S. Longshore and Harborworker's Act Insurance. Worker's Compensation Insurance, U.S. Longshore and Harborworker's Act Insurance and Jones Act Insurance with employer's liability limit not less than One Million Dollars ($1,000,000.00) for each accident, on employees eligible for each. In the event Tenant is self-insured for the insurance required pursuant to this Section 17.1(c), it shall furnish to Port a current Certificate of Permission to Self-Insure signed by the Department of Industrial Relations, Administration of Self-Insurance, Sacramento, California.

                  (d) Personal Property Insurance. Tenant, at its sole cost and expense, shall procure and maintain on all of its personal property and Alterations, in, on, or about the Premises, property insurance on an all-risk form, excluding earthquake and flood, to the extent of full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of Tenant's personal property.

                  (e) Business Interruption Insurance. Tenant, at its sole cost and expense, shall maintain business interruption insurance insuring that the Base Rent shall be paid to Port for a period of up to one year if Tenant is unable to operate its business at the Premises due to a risk insured against by the personal property insurance referred to in Section 17.1 (d) above. Said insurance also shall cover business interruptions due to riots or civil commotion.

                  (f) Required by Law. Such other insurance as required by Law.

                  (g) See Addendum. Such other insurance as specified in the Addendum attached to this Lease, if any.

         17.2 CLAIMS-MADE POLICIES. If any of the insurance required in Section
17.1 is provided under a claims-made form of policy, Tenant shall maintain such coverage continuously throughout the Term and without lapse for a period of three years beyond the termination of this Lease, to the effect that should occurrences during the Term give rise to claims made after termination of this Lease, such claims shall be covered by such claims-made policies.

         17.3 ANNUAL AGGREGATE LIMITS. If any of the insurance required in
Section 17.1 is provided under a form of coverage which includes an annual aggregate limit or provides that claims investigation or legal defense costs be included in such annual aggregate limit, such annual aggregate limit shall be double the occurrence limits specified herein.

         17.4 PAYMENT OF PREMIUMS. Tenant shall pay the premiums for maintaining all required insurance.

         17.5 WAIVER OF SUBROGATION RIGHTS. The parties release each other, and their respective authorized representatives, from any claims for damage to the Premises or to the fixtures, personal property, Improvements or Alterations of either Port or Tenant in or on the Premises which are caused by or result from risks insured against under any property insurance policies carried by the parties and in force at the time of any such damage, to the extent such claims for damage are paid by such policies. Each party shall cause each property insurance. policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against the other party in connection with any damage covered by any policy.

         17.6 GENERAL INSURANCE MATTERS.

                  (a) All liability insurance policies required to be maintained by Tenant hereunder shall contain a cross-liability clause, shall name as additional insureds "the City and County of San Francisco and the San Francisco Port Commission and their officers, directors, employees and agents," shall be primary to any other insurance available to the additional insureds with respect to claims arising under this Lease, and shall provide that such insurance applies separately to each insured against whom complaint is made or suit is brought except with respect to the limits of the company's liability.

                  (b) All insurance policies required to be maintained by Tenant hereunder shall be issued by an insurance company or companies reasonably acceptable to Port. Tenant's compliance with this Section shall in no way relieve or decrease Tenant's liability under this Lease.

                  (c) All insurance policies required to be maintained by Tenant hereunder shall provide for thirty (30) days prior written notice of cancellation or intended non-renewal or reduction in coverage to Tenant and Port. Such notice shall be given in accordance with the notice provisions of
Section 28 of this Lease.

                  (d) Tenant shall deliver to Port certificates of insurance in a form satisfactory to Port evidencing the coverages required herein, together with evidence of payment of premiums, on or before the Commencement Date, and upon renewal of each policy not less than thirty (30) days before expiration of the term of the policy. Tenant shall, upon Port's request, promptly furnish Port with a complete copy of any insurance policy required hereunder.

                  (e) Not more often than every year and upon not less than sixty (60) days prior written notice, Port may require Tenant to increase the insurance limits set forth in Section 17.1 above if Port finds in its reasonable judgment that it is the general commercial practice in San Francisco to carry insurance in amounts substantially greater than those amounts carried by Tenant with respect to risks comparable to those associated with the use of the Premises.

18. DAMAGE AND DESTRUCTION.

         18.1 DAMAGE AND DESTRUCTION. If the Premises or the Facility are damaged or destroyed by fire or other casualty, then either party may terminate this Lease by giving thirty days' written notice thereof. If both parties elect to keep the lease in force, and funds for such repairs are appropriated by Port, in its sole discretion, and such repairs can be made within ninety (90) days after the date of such damage (the "Repair Period"), then Port shall repair the Premises. In the event such conditions are satisfied, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Base Rent during the Repair Period based upon the extent to which such damage and the making of such repairs materially interferes with Tenant's use or occupancy of the Premises. In no event shall Port be required to repair any damage to Tenant's personal property or any paneling, decorations, railings, floor coverings, or any Improvements or Alterations installed or made on the Premises by or at the expense of Tenant.

         18.2 WAIVER. Port and Tenant intend that the provisions of this Section govern fully in the event of any damage or destruction and accordingly, Port and Tenant each hereby waives the provisions or Section 1932, subdivision 2, and
Section 1933, subdivision 4, of the Civil Code of California or under any similar Law now or hereafter in effect.

19. EMINENT DOMAIN.

         19.1 TAKINGS. If all or any part of the Premises are taken under the power of eminent domain or any transfer in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking. In the case of a total taking of the Premises, this Lease shall terminate as of the effective date of such taking. In the case of a partial taking, either Port or Tenant may terminate this Lease as to the whole or the balance of the Premises by written notice within thirty (30) days after such date. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly Rent to be paid thereafter shall be equitably reduced. In the event of any taking, Port shall be entitled to any amount awarded in connection therewith.

         19.2 AWARD; WAIVER. Port shall be entitled to any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with any taking or conveyance hereunder, and Tenant shall have no claim against Port or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing, to the extent that the same shall not diminish Port's recovery for such taking, Tenant shall have the right to make a claim, and to receive any award specifically made to Tenant, for moving expenses and for loss or damage to Tenant's trade fixtures, equipment and movable furniture. Port and Tenant intend that the provisions of this Section
19.2 govern fully in the event of condemnation, and accordingly, Port and Tenant each hereby waive any right to terminate this Lease in whole or in part under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure or under any similar law now or hereafter in effect.

20. INDEMNITY AND EXCULPATION.

         20.1 INDEMNITY. Tenant shall indemnify and hold Port, City and their Agents harmless from, and, if requested, shall defend them against any and all claims, direct or vicarious liability, damage or loss arising out of: (a) any injury to or death of any person or damage to or destruction of any property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever, or (b) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease, or (c) the use, occupancy or condition of the Premises or Tenant's, its Agents' or Invitees', activities therein. The foregoing indemnity obligation of Tenant shall include, but not be limited to, claims, liability, damage or loss predicated, in whole or in part, upon active or passive negligence of Port, City or their Agents and shall exclude only claims, liability, damage or loss resulting solely and exclusively from the willful misconduct of Port or City. The foregoing indemnity obligation of Tenant shall include without limitation reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Port or City from the first notice that any claim or demand is or may be made. The provisions of this Section shall survive the termination of this Lease with respect to any damage, destruction, injury or death occurring prior to such termination.

         20.2 EXCULPATION. Tenant, as a material part of the consideration to be rendered to Port, hereby waives any and all claims against Port, City and their Agents, and agrees to hold Port, City and their Agents harmless from any claims or damages to goods, wares, goodwill, merchandise, equipment or business opportunities and by persons in, upon or about said Premises for any cause arising at any time, including without limitation all claims arising from the joint or concurrent negligence of Port or City or their Agents, but excluding any intentionally harmful acts committed solely by Port or City.

         20.3 HAZARDOUS MATERIALS INDEMNIFICATION. Tenant shall indemnify, defend and hold Port, City and their Agents harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the Term of this Lease as a result of the Handling of Hazardous Materials on the Premises by Tenant, its Agents or Invitees, including without limitation, all costs of investigating and remediating the same, damages for diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of any such space and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees.

         This indemnification of Port and City by Tenant includes, but is not limited to, costs incurred in connection with any investigation of site conditions or any clean-up, remediation, removal or restoration work requested by Port or required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or groundwater in, on or under the Premises or in any Improvements. Without limiting the foregoing, if the presence of any Hazardous Material in, on, under or about the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant, at its sole expense, promptly shall take all action that is necessary to return the Premises to the condition existing prior to the introduction of such Hazardous Material in, on, under or about the Premises; provided that Port approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions could not potentially have any material adverse effect upon the Premises. Tenant's obligations hereunder shall survive the termination of this Lease.

21. ASSIGNMENT AND SUBLETTING.

         21.1 ASSIGNMENT PROHIBITED. Tenant shall not make or permit any Assignment of this Lease. An Assignment of this Lease shall constitute an incurable breach by Tenant and shall be voidable at the option of Port. In the event Tenant requests an Assignment of this Lease, such request, at Port's option, shall be deemed to be a request for termination of this Lease, and this Lease shall terminate automatically thirty (30) days after the date of request.

         As used herein, "Assignment" shall include the following (whether occurring voluntarily, involuntarily or by operation of Law):

                  (a) any direct or indirect assignment, conveyance, alienation or transfer of Tenant's entire interest in this Lease or the Premises;

                  (b) if Tenant is a privately-held corporation, the dissolution, merger, consolidation or other reorganization of Tenant, or any cumulative or aggregate sale, transfer, assignment or hypothecation of fifty percent (50%) or more of the total capital stock of Tenant or any sale or cumulative sales of fifty percent (50%) or more of the value of the assets of Tenant; or

                  (c) if Tenant is a partnership or an unincorporated association, (i) the withdrawal or substitution (whether voluntarily, involuntarily or by operation of Law and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more of said partnership or association, or (ii) the cumulative or aggregate sale, transfer, assignment or hypothecation of fifty percent (50%) or more of any interest in the capital or profits of such partnership or association, or (iii) the dissolution of the partnership or association.

         21.2 CONDITIONS OF SUBLETTING. Tenant shall not Sublet the Premises, nor any part thereof, nor allow any person or entity other than Tenant or Tenant's authorized Agents or Invitees to occupy or use any portion of the Premises, without the prior written consent of Port in each instance, which consent may be withheld by Port in Port's sole discretion. Subletting of the Premises without Port's prior written consent shall constitute an incurable breach by Tenant and shall be voidable at the option of Port.

         As used herein, "Sublet" or "Subletting" shall mean any direct or indirect conveyance, alienation, sublease or other transfer of any portion of Tenant's interest in this Lease or in the

Premises, or the use of all or any portion of the Premises by any person or entity other than Tenant or Tenant's authorized Agents and Invitees. For purposes of this section, the definition of "Invitees" set forth in Section 2.19 hereof shall not include Tenant's sublessees.

         21.3 REQUEST TO SUBLET. Tenant shall give Port at least thirty (30) days prior written notice of its desire to Sublet (herein "Notice of Request to Sublet") and shall provide Port with the following information in writing: (1) the name, address, legal composition and ownership of the proposed sublessee,
(2) a full description of the terms and conditions of the proposed Subletting, including copies of any and all proposed sublease agreements or other documents and instruments concerning the proposed Subletting, (3) a description of the proposed use of the Premises by the proposed sublessee, including any required or desired Alterations or Improvements to the Premises that may be undertaken by such sublessee in order to facilitate its proposed use, (4) complete information regarding all payments to be made or other consideration to be given in connection with the Subletting, and (5) any other information, documentation or evidence as may be requested by Port, all in sufficient detail to enable Port to evaluate the proposed Subletting and the prospective sublessee. Tenant's Notice of Request to Sublet shall not be deemed to have been served or given until such time as Tenant has provided Port with all information set forth hereinabove. Tenant shall immediately notify Port of any modifications to the proposed terms of the Subletting.

         21.4 PORT'S CONSENT/REFUSAL TO CONSENT.

                  (a) Upon receiving a Notice of Request to Sublet, Port may consent to the proposed Subletting, subject to any conditions upon such Subletting, which conditions may include, without limitation: (i) that in the event this Lease is terminated prior to the expiration of any Subletting, at the election of Port, such termination shall operate to terminate all existing subleases entered into by Tenant without further notice from Port; and (ii) that the sublease or other transfer agreement contain: (A) an indemnification clause and waiver of claims provisions in favor of Port and City identical to those contained in Section 20 of this Lease; (B) a clause requiring the proposed sublessee to name City, Port and their Agents as additional insureds under all liability and other insurance policies; and (C) a clause requiring the proposed sublessee to acknowledge Port's right to demand increased insurance coverage to normal amounts consistent with the proposed sublessee's business activities on the Premises.

                  (b) One hundred percent (100%) of all sums paid or payable to Tenant by the sublessee in excess of the then-existing Rent payable by Tenant attributable to the portion of the Premises being Sublet, including without limitation, any rent and all other sums or other consideration received by Tenant as a result of the Subletting in whatever form (less expenses for verifiable, reasonable and customary brokerage commissions, Tenant Improvements, lease concessions, value of Tenant's trade fixtures conveyed and other expenses actually paid or obligations incurred by Tenant in connection with the Subletting and/or expenses of operating the Premises paid or incurred by Tenant) shall be paid by Tenant to Port immediately upon receipt thereof by Tenant as Additional Rent hereunder.

                  (c) Tenant acknowledges and agrees that each of the rights of Port set forth in this Section 21 is a reasonable limitation on Tenant's right to assign or sublet for purposes of California Civil Code Section 1951.4.

                  (d) No consent to any proposed Subletting, whether conditional or unconditional, shall be deemed to be a consent to any other or further Subletting of the Premises, or to any other transfer of this Lease on the same or other conditions. No interest of Tenant in this Lease shall be assignable by operation of Law.

         21.5 FEES FOR REVIEW. Tenant shall reimburse Port for all costs, including without limitation attorney's fees, which are incurred by Port in connection with the review, investigation, processing, documentation and/or approval of any proposed Subletting.

         21.6 NO RELEASE OF TENANT. The acceptance by Port of Rent or other payment from any other person shall not be deemed to be a waiver by Port of any provision of this Lease nor to be a consent to any subsequent Subletting or to be a release of Tenant from any obligation under this Lease. No Subletting of the Premises shall in any way diminish, impair or release any of the liabilities and obligations of Tenant, any guarantor or any other person liable for all or any portion of Tenant's obligations under this Lease. The joint and several liability of Tenant and Tenant's successors or transferees and the obligations of Tenant under this Lease shall not be discharged, released or impaired by any agreement by Port modifying any provision of this Lease or extending time for performance hereunder or by any waiver or failure of Port to enforce any obligations hereunder.

         21.7 ASSIGNMENT OF SUBLEASE RENTS. Tenant immediately and irrevocably assigns to Port, as security for Tenant's obligations under this Lease, all of Tenant's interest in any rent from any Subletting of all or any part of the Premises; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to receive, collect and enjoy such rents.

22. DEFAULT BY TENANT.

         22.1 EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute a default by Tenant:

                  (a) Failure by Tenant to pay when due any Rent;

                  (b) Abandonment or vacation of the Premises by Tenant;

                  (c) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given by Port to Tenant. If the default cannot reasonably be cured within 30 days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within such thirty (30) day period and diligently and in good faith continues to cure the default;

                  (d) Either (i) the failure of Tenant to pay its debts as they become due, the written admission of Tenant of its inability to pay its debts, or a general assignment by Tenant for the benefit of creditors; or (ii) the filing by or against Tenant of any action seeking reorganization, arrangement, liquidation, or other relief under any Law relating to bankruptcy, insolvency, or reorganization (unless such action is involuntary and is discharged within sixty (60) days) or seeking the appointment of a trustee, receiver or liquidator of Tenant's or any substantial part of Tenant's assets; or (iii) the attachment, execution or other judicial seizure of substantially all of Tenant's interest in this Lease, unless such seizure is discharged within ten (10) days.

         Notices given under this section shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Port so elects in the notice.

         22.2 PORT'S REMEDIES. Upon default by Tenant, Port shall, without further notice or demand of any kind to Tenant or to any other person, have the following remedies:

                  (a) Termination of Tenant's Right to Possession. Port may terminate Tenant's right to possession of the Premises at any time. No act by Port other than giving notice of termination to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Port's initiative to protect Port's interest under this Lease shall not constitute a termination of Tenant's right to possession.

                  (b) Port's Right to Cure Tenant's Default. Port, at any time after Tenant commits a default, may, at Port's sole option, cure the default at Tenant's cost. If Port at any time, by reason of Tenant's default, undertakes any act to cure or attempt to cure such default that requires the payment of any sums, or otherwise incurs any costs, damages, or liabilities, (including without limitation, attorneys' fees), all such sums, costs, damages or liabilities paid by Port shall be due immediately from Tenant to Port at the time the sum is paid, and if paid by Tenant at a later date shall bear interest at the lesser of ten percent (10%) or the maximum non-usurious rate Port is permitted by Law to charge from the date such sum is paid by Port until Port is reimbursed by Tenant.

         The remedies set forth in this Section 22.2 are not exclusive; they are cumulative and in addition to any and all their rights or remedies of Port now or later allowed by Laws. Tenant's obligations hereunder shall survive any termination of this Lease.

         22.3 DAMAGES. If Port elects to terminate this Lease under Section 22.2, Port has the rights and remedies provided by California Civil Code Section 1951.2, including the right to recover from Tenant the following:

                  (a) The worth at the time of award of the unpaid Rent which had been earned at the date of termination of this Lease;

                  (b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and

                  (c) Any other amounts necessary to compensate Port for the detriment proximately caused by Tenant's default, or which, in the ordinary course of events, would likely result, including, but not limited to, attorneys' fees and court costs, the costs of carrying the Premises such as repairs, maintenance, taxes and insurance premiums, utilities, security precautions and the reasonable costs and expenses incurred by Port in (i) retaking possession of the Premises; (ii) cleaning and making repairs and alterations necessary to return the Premises to good condition and preparing the Premises for reletting; (iii) removing, transporting and storing any of Tenant's property left at the Premises (although Port shall have no obligation so to do); and (iv) reletting the Premises, including, without limitation, brokerage commissions, advertising costs and attorneys' fees. Efforts by Port to mitigate the damages caused by Tenant's breach of the Lease do not waive Port's rights to recover damages upon termination.

         The "worth at the time of award" of the amounts referred to in Sections 22.3(a) and (b) shall be computed by allowing interest at an annual rate equal to the lesser of ten percent or the maximum non-usurious rate Port is permitted by Law to charge.

         22.4 NO ACCORD AND SATISFACTION. No payment by Tenant or receipt by Port of an amount less than the Rent due under this Lease shall be deemed to be other than "on account" of the earliest Rent due; nor shall any endorsement or statement on any check or payment, or letter accompanying such check or payment, be deemed an accord and satisfaction. Port may accept any such partial payment or tender without prejudice to its right to recover the balance of any amount due and to pursue any other remedy herein provided at Law or in equity.

23. LITIGATION EXPENSES; ATTORNEYS' FEES.

         23.1 LITIGATION EXPENSES. If either party hereto brings an action or proceeding (including any cross-complaint or counterclaim) against the other party by reason of a default, or otherwise arising out of this Lease, the prevailing party in such action or proceeding shall be entitled to recover from the other party its costs and expenses of suit, including but not limited to reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing party" within the meaning of this Section 23 shall include, without limitation, a party who substantially obtains or defeats, as the case may be, the relief sought in the action, whether by compromise, settlement, judgment or the abandonment by the other party of its claim or defense.

         23.2 APPEALS. Attorneys' fees under this Section 23 shall include attorneys' fees and all other reasonable costs and expenses incurred in connection with any appeal.

         23.3 CITY ATTORNEY. For purposes of this Lease, reasonable fees of attorneys of the City's Office of the City Attorney shall be based on the fees regularly charged by private attorneys with an equivalent number of years of professional experience (calculated by reference to earliest year of admission to the Bar of any State) who practice in San Francisco in law firms with approximately the same number of attorneys as employed by the Office of the City Attorney.

24. PORT'S ENTRY ON PREMISES.

         24.1 ENTRY FOR INSPECTION. Port and its authorized Agents shall have the right to enter the Premises without notice at any time during normal business hours of generally recognized business days, provided that Tenant or Tenant's Agents are present on the Premises, for the purpose of inspecting the Premises to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease.

         24.2 GENERAL ENTRY. In addition to its rights pursuant to Section 24.1, Port and its authorized Agents shall have the right to enter the Premises at all reasonable times and upon reasonable notice for any of the following purposes:

                  (a) To perform any necessary maintenance, repairs or restoration to the Premises, or to perform any services which Port has the right or obligation to perform;

                  (b) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

                  (c) To post "For Sale" or "For Lease" signs at any time during the Term;

                  (d) To show the Premises to prospective real estate brokers, agents, buyers, or persons interested in an exchange, at any time during the Term; to show the Premises to prospective tenants at any time during the Term;

                  (e) If any excavation or other construction is undertaken or is about to be undertaken on any property or street adjacent to the Premises, to shore the foundations, footings or walls of the Premises and to erect scaffolding and protective barricades around and about the Premises as reasonably necessary in connection with such activities (but not so as to prevent or unreasonably restrict entry to the Premises), and to do any other act or thing necessary for the safety or preservation of the Premises during such excavation or other construction.

         24.3 EMERGENCY ENTRY. Port may enter the Premises at any time, without notice, in the event of an emergency. Port shall have the right to use any and all means which Port may deem proper in such an emergency in order to obtain entry to the Premises. Entry to the Premises by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion of them.

         24.4 NO LIABILITY. Port shall not be liable in any manner, and Tenant hereby waives any claim for damages, for any inconvenience, disturbance, loss of business, nuisance, or other damage, including without limitation any abatement or reduction in Rent, arising out of Port's entry onto the Premises as provided in this Section 24, except damage resulting solely from the active negligence or willful misconduct of Port or its authorized representatives.

         24.5 NON-DISTURBANCE. Port shall use its best efforts to conduct its activities on the Premises as allowed in this Section 24 in a manner which, to the extent reasonably practicable, will cause the least possible inconvenience, annoyance or disturbance to Tenant.

25. SURRENDER AND QUITCLAIM.

         25.1 SURRENDER. Upon termination of this Lease Tenant shall surrender to Port the Premises and all Improvements thereon in good condition (except for ordinary wear and tear occurring after the last necessary maintenance made by Tenant and except for destruction or condemnation as described in Sections 18 and 19 hereof), except for Improvements and Alterations which Tenant has the right to remove or is obligated to remove under the provisions of Section 13. Tenant shall repair any damage to the Premises for which Tenant is liable under this Lease. Tenant shall remove all of its personal property and shall perform all restoration made necessary by the removal of any Improvements, Alterations or Tenant's personal property within the time periods stated in this Lease.

         Port may elect to retain or dispose of any Improvements or Tenant's personal property which Tenant does not remove from the Premises as allowed or required by this Lease by giving at least ten (10) days' prior written notice of such election to Tenant. Except with respect to (i) Tenant's personal property as to which Port has waived in writing any right it may have or may have acquired, (ii) Tenant's property which is covered by any filed financing statement, and (iii) any Hazardous Material left in or on the Premises, title to any Improvements, Alterations or to Tenant's personal property which Port elects to retain or dispose of upon expiration of the ten-day period shall vest in Port. Tenant waives all claims against Port for any damage to Tenant resulting from Port's retention or disposition of any Improvements, Alterations or Tenant's personal property. Tenant shall be liable to Port for all costs incurred by Port for storing, removing or disposing of any Improvements, Alterations or Tenant's personal property.

         If Tenant fails to surrender the Premises as required by this Section 25.1, Tenant shall hold Port harmless from all damages resulting from Tenant's failure to surrender the Premises, including, but not limited to, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises. No act or conduct of Port, including, but not limited to, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a notice from Port to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease.

         25.2 QUITCLAIM. Upon termination of this Lease, the Premises shall automatically, and without further act or conveyance on the part of Tenant or Port, become the property of Port, free and clear of all liens and Leasehold Mortgages and without payment therefor by Port and shall be surrendered to Port upon such date. Upon or at any time after the date of termination of this Lease, if requested by Port, Tenant shall promptly deliver to Port, without charge, a quitclaim deed to the Premises and any other instrument reasonably requested by Port to evidence or otherwise effect the termination of Tenant's leasehold estate hereunder and to effect such transfer or vesting of title to the Premises or any Improvements or Alterations that Port agrees are to remain part of the Premises pursuant to the provisions of Section 13.3 above.

26. MINERAL RESERVATION. The State of California, pursuant to Section 2 of Chapter 1333 of the Statutes of 1968, as amended, has reserved all subsurface mineral deposits, including oil and gas deposits, on or underlying the Premises. In accordance with the provisions of said Statutes, Port and Tenant shall and hereby do grant to the State of California the right to explore, drill for and extract said subsurface minerals, including oil and gas deposits, from the Mineral Reservation area located by the California Grid System as more particularly described in Section 1.10 hereof.

27. CITY REQUIREMENTS.

         27.1 NON-DISCRIMINATION. Tenant shall not, in the operation and use of the Premises, discriminate against any person or group of persons solely because of race, color, creed, national origin, ancestry, age, sex, sexual orientation, disability or acquired immune deficiency syndrome

(AIDS) or AIDS related condition (ARC). The provisions of Chapters 12B and 12C of the San Francisco Administrative Code, relating to nondiscrimination by parties contracting with the City and County of San Francisco, are incorporated herein by this reference and made a part hereof as though fully set forth herein. Tenant agrees to comply with all provisions of such Chapters 12B and 12C that apply to tenants of the City and County of San Francisco.

         27.2 MACBRIDE PRINCIPLES-NORTHERN IRELAND. City urges companies doing business in Northern Ireland to move towards resolving employment inequities and encourages such companies to abide by the MacBride Principles. City urges San Francisco companies to do business with corporations that abide by the MacBride Principles.

         27.3 TROPICAL HARDWOOD BAN. City urges Tenant not to import, purchase, obtain, or use for any purpose, any tropical hardwood or tropical hardwood product.

28. NOTICES. Except as otherwise expressly provided in this Lease or by Law, any and all notices or communications required or permitted by this Lease or by Law to be served on, given to or delivered to either party by the other party shall be in writing and shall be given by one of the following methods: (a) delivering the notice in person, (b) sending the notice by United States Mail, first class, postage prepaid, or (c) sending the notice by overnight courier or mail, with postage prepaid, to the mailing address set forth in Section 1.12. Subject to the restrictions set forth below and only for the convenience of the parties, copies of notices also may be given by telefacsimile to the telephone number set forth in Section 1.12. Either party may change such party's mailing address or telefacsimile number at any time by giving written notice of such change to the other party in the manner provided above at least ten (10) days prior to the effective date of the change. All notices under this Lease shall be deemed to be duly served, given, delivered, made or communicated on the date personal delivery actually occurs or, if mailed, on the date of deposit in the United States Mail. A person or party may not give official or binding notice by telefacsimile. Service of process at Tenant's address set forth in Section 1.12 or other address, notice of which is given in accordance with the terms of this
Section 28, shall be valid and binding upon such party.

29. TIME IS OF THE ESSENCE. Time is of the essence as to each and every provision of this Lease.

30. SIGNS. Tenant shall not have the right to place, construct or maintain any sign, advertisement, awning, banner or other exterior decoration on the Premises without Port's prior written consent. Any sign that Tenant is permitted to place, construct or maintain on the Premises shall comply with all Laws relating thereto, including but not limited to Port's Tenant Sign Guidelines and building permit requirements, and Tenant shall obtain all Regulatory Approvals required by such Laws. Port makes no representation with respect to Tenant's ability to obtain such Regulatory Approval. Tenant, at its sole cost and expense, shall remove all signs placed by it on the Premises at the expiration or earlier termination of this Lease.

31. MISCELLANEOUS PROVISIONS.

         31.1 CALIFORNIA LAW. This Lease shall be construed and interpreted in accordance with the Laws of the State of California and City's Charter.

         31.2 ENTIRE AGREEMENT. This Lease contains all of the representations and the entire agreement between the parties with respect to the subject matter of this agreement. Any prior correspondence, memoranda, agreements, warranties, or written or oral representations relating to such subject matter are superseded in total by this Lease. No prior drafts of this Lease or changes from those drafts to the executed version of this Lease shall be introduced as evidence in any litigation or other dispute resolution proceeding by any party or other person, and no court or other body should consider those drafts in interpreting this Lease.

         31.3 AMENDMENTS. No amendment of this Lease or any part thereof shall be valid unless it is in writing and signed by all of the parties hereto.

         31.4 SEVERABILITY. Except as is otherwise specifically provided for in this Lease, invalidation of any provision of this Lease, or of its application to any person, by judgment or court order, shall not affect any other provision of this Lease or its application to any other person or circumstance, and the remaining portions of this Lease shall continue in full force and effect, unless enforcement of this Lease as invalidated would be unreasonable or grossly inequitable under all of the circumstances or would frustrate the purposes of this Lease.

         31.5 NO PARTY DRAFTER; CAPTIONS. The provisions of this Lease shall be construed as a whole according to their common meaning and not strictly for or against any party in order to achieve the objectives and purposes of the parties. Any caption preceding the text of any section, paragraph or subsection or in the table of contents is included only for convenience of reference and shall be disregarded in the construction and interpretation of this Lease.

         31.6 SINGULAR, PLURAL, GENDER. Whenever required by the context, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine or neuter genders, and vice versa.

         31.7 SUCCESSORS. The terms, covenants, agreements and conditions set forth in this Lease shall bind and inure to the benefit of Port and Tenant and, except as otherwise provided herein, their personal representatives and successors and assigns.

         31.8 REAL ESTATE BROKER'S FEES. Each party shall be responsible for the payment of all fees and commissions to any real estate broker with whom such party has contracted. Each party shall hold the other party harmless from any and all damage resulting from any claim which may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt with respect to this Lease.

         31.9 COUNTERPARTS. For convenience, the signatures of the parties to this Lease may be executed and acknowledged on separate pages which, when attached to this Lease, shall constitute this as one complete Lease. This Lease may be executed in any number of counterparts each of which shall be deemed to be an original and all of which shall constitute one and the same Lease.

         31.10 AUTHORITY. If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and all of the persons signing on behalf of Tenant are authorized to do so. Upon Port's request, Tenant shall provide Port with evidence reasonably satisfactory to Port confirming the foregoing representations and warranties.

         31.11 WAIVER. No failure by Port to insist upon the strict performance of any obligation of Tenant under this Lease or to exercise any right, power or remedy arising out of a breach thereof, irrespective of the length of time for which such failure continues, and no acceptance of full or partial Rent during the continuance of any such breach shall constitute a waiver of such breach or of Port's rights to demand strict compliance with such term, covenant or condition. Port's consent to or approval of any act by Tenant requiring Port's consent or approval shall not be deemed to waive or render unnecessary Port's consent to or approval of any subsequent act by Tenant. Any waiver by Port of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

///
///

         IN WITNESS WHEREOF, PORT AND TENANT EXECUTE THIS LEASE AT SAN FRANCISCO, CALIFORNIA, AS OF THE LAST DATE SET FORTH BELOW.

PORT:                                                  TENANT:
CITY AND COUNTY OF SAN FRANCISCO,                      SOUTHWEST MARINE, INC.,
a municipal corporation, operating                     a California Corporation
by and through the SAN FRANCISCO
PORT COMMISSION

By: /s/ DOROTHY SCHIMKE                                By: /s/ HERBERT ENGEL
        ---------------------------------                  ---------------------
        DOROTHY SCHIMKE                                        HERBERT ENGEL
        Manager, Leasing & Commercial                          President
        Property Management
                                                       By: /s/ LLOYD A. SCHWARTZ
                                                               -----------------
                                                               LLOYD A. SCHWARTZ
Dated:                                                         Secretary
      -----------------------------------

                                                       Dated: July 12, 1994
                                                              ------------------


APPROVED AS TO FORM:
LOUISE H. RENNE, City Attorney


By: /s/ LOUISE H. RENNE
        --------------------
        Deputy City Attorney










Lease Prepared By: JENNIFER SOBOL, Property Manager        J S
                                                    ------------------
                                                        (Initials)

                      ADDENDUM TO LEASE NO. L-11968 BETWEEN
                THE CITY AND COUNTY OF SAN FRANCISCO, THROUGH THE
                    SAN FRANCISCO PORT COMMISSION, LANDLORD,

                                       AND

                         SOUTHWEST MARINE, INC., TENANT
                            A CALIFORNIA CORPORATION


         IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS ADDENDUM AND PROVISIONS OF THE LEASE, THE PROVISIONS OF THIS ADDENDUM SHALL CONTROL.

         PORT AND TENANT HEREBY AGREE AS FOLLOWS:

1. SECTION 5.2 (BASE RENT ADJUSTMENT) IS DELETED IN ITS ENTIRETY.

2. SECTION 5.3 (PERCENTAGE RENT) IS AMENDED TO ADD THE FOLLOWING SENTENCE
THERETO:

         "Tenant shall pay Percentage Rent on the Premises in accordance with Paragraph 4.E. of that certain Lease between Port and Tenant dated December 2, 1987, as amended May 24, 1994, Lease No. L-11320. The provisions of Lease No. L-11320, as amended, are incorporated herein by reference."

3. A NEW SECTION 13.7 (FENCING) IS ADDED TO THE LEASE AS FOLLOWS:

         "13.7 FENCING. Tenant agrees to install and maintain, at its sole cost and expense, within thirty days after the Commencement Date, a fence and gate along the southern boundary of Parcel A where indicated on Exhibit A-1 and a fence along the southern boundary of Parcel C, where indicated on Exhibit A-3."

4. SECTION 16.1 (REQUIREMENTS FOR HANDLING) IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         "16.1 REQUIREMENTS FOR HANDLING. Neither Tenant nor its Agents or Invitees, shall Handle in, on or about the Premises any Hazardous Material without the prior written consent of Port, which consent shall not be unreasonably withheld so long as Tenant demonstrates to Port's reasonable satisfaction that such Hazardous Material is necessary to Tenant's business, will be Handled in a manner which strictly complies with all Environmental Laws and will not materially increase the risk of fire or other casualty to the Premises. Notwithstanding the foregoing, Tenant may Handle on the Premises janitorial or office supplies or other materials in such limited amounts as are customarily used for general office and other business purposes so long as such Handling is at all times in full compliance with all Environmental Laws."

5. SECTION 16.2. (TENANT RESPONSIBILITY) IS AMENDED TO READ IN ITS ENTIRETY AS
FOLLOWS:

         "16.2 TENANT RESPONSIBILITY. Subject to the restrictions set forth in
         Section 16.1 hereof, Tenant shall Handle all Hazardous Materials Released (as defined below) on the Premises during the Term of this Lease or during any prior period of Tenant's occupancy of the Premises in compliance with all Environmental Laws. The term "Released" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment of any Hazardous Material (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Material or pollutant or contaminant). Notwithstanding the foregoing, Tenant shall not be responsible for the safe Handling of Hazardous Materials introduced on the Premises by City, Port or their Agents during the Term of this Lease or by any others during any prior period of Tenant's occupancy of the Premises. Tenant shall protect its employees and the general public in accordance with all Environmental Laws. Port may from time to time request, and Tenant shall be obligated to provide, information reasonably adequate for Port to determine that any and all Hazardous Materials are being Handled in a manner which complies with all Environmental Laws. Port shall have the right to inspect the Premises for Hazardous Materials at reasonable times, pursuant to Section 24.1 hereof."

6. SECTION 16.3 (REQUIREMENT TO REMOVE) IS AMENDED TO READ IN ITS ENTIRETY AS
FOLLOWS:

         "16.3 REQUIREMENT TO REMOVE. Prior to termination of this Lease, Tenant, at its sole cost and expense, shall remove any and all Hazardous Materials Released on, under or about the Premises by Tenant, its Agents or Invitees. Further, Tenant, at its sole cost and expense, shall remove any Hazardous Material Released on the Premises during the Term of this Lease or during any prior period of Tenant's occupancy of the Premises of which is required to be removed by any governmental agency, including Port; provided, however, that Tenant shall not be obligated to remove any Hazardous Material introduced onto the Premises during the Term of this Lease or during any prior period of Tenant's occupancy of the Premises by the City, Port or their Agents. Prior to the termination of this Lease, Port and Tenant shall conduct a joint inspection of the Premises for the purpose of identifying Hazardous Materials existing on the Premises which Tenant is required to remove. This paragraph shall also apply to any Hazardous Materials Released as a result of Tenant's removal of the Alterations and Improvements at the end of the Lease Term in accordance with Section 13 hereof."

7. SECTION 17.1 (a) (GENERAL LIABILITY INSURANCE) IS AMENDED AS FOLLOWS:

         "(a) General Liability Insurance. Comprehensive or commercial general liability insurance, with limits not less than Five Million Dollars ($5,000,000.00) each occurrence combined single limit for bodily injury and property damage, with any deductible not to exceed $250,000 each occurrence; including coverages for contractual liability, independent contractors, explosion, collapse and underground. (XCU), broadform property damage, personal injury, products and completed operations, and fire damage and legal liability with limits not less than Two Hundred Fifty Thousand Dollars ($250,000.00)."

8. SECTION 17.1(d) (PERSONAL PROPERTY INSURANCE) IS DELETED IN ITS ENTIRETY.

9. SECTION 17.1(e) (BUSINESS INTERRUPTION INSURANCE) IS DELETED IN ITS ENTIRETY.

10. A NEW SUBSECTION 17.1(i) (SHIP REPAIRERS LEGAL LIABILITY INSURANCE) IS ADDED TO THE LEASE AS FOLLOWS:

         "(i) Ship Repairers Legal Liability Insurance. Ship repairers legal liability insurance with limits not less than Ten Million Dollars ($10,000,000.00) each occurrence and any deductible not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) each occurrence."

11. SECTION 20.3 (HAZARDOUS MATERIALS INDEMNIFICATION) IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

                  "20.3 HAZARDOUS MATERIALS INDEMNIFICATION. Tenant shall indemnify, defend and hold Port, City and their Agents harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the Term of this Lease or during or after Tenant's prior occupancy of the Premises as a result of the Handling of Hazardous Materials on the Premises by Tenant, its Agents or Invitees, including without limitation, all costs of investigating and remediating the same, damages for diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of any such space and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees.
                  This indemnification of Port and City by Tenant includes, but is not limited to, costs incurred in connection with any investigation of site conditions or any clean-up, remediation, removal or restoration work requested by Port or required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or groundwater in, on or under the Premises or in any Improvements as a result of the Release of Hazardous Materials on the Premises occuring during the Term of this Lease or during Tenant's prior occupancy of the Premises. Without limiting the foregoing, if the presence of any Hazardous Material in, on, under or about the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant, at its sole expense, promptly shall take all action that is necessary to return the Premises to the condition existing prior to the introduction of such Hazardous Material in, on, under or about the Premises; provided that Port approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions could not potentially have any material adverse effect upon the Premises. Tenant's obligations hereunder shall survive the termination of this Lease."

12. SECTION 21.8 (ASSIGNMENT OF SUBLEASE RENTS) IS AMENDED BY ADDING THE FOLLOWING SENTENCE THERETO:

                  "In no event shall Tenant be entitled to a rent credit against the Interim Base Rent due and payable under Lease No. L-11320 for any rents Tenant receives pursuant to any sublease of the Premises hereunder."

13. A NEW SECTION 34 (WAIVER OF RELOCATION ASSISTANCE RIGHTS) IS ADDED TO THE LEASE AS FOLLOWS:

         "34. Waiver of Relocation Assistance Rights. Tenant hereby waives any and all rights, benefits or privileges of the California Relocation Assistance Law, California Government Code SectionS 7260 et seq., and the Uniform Relocation Assistance and Real Property Acquisition Policies Act, 42 U.S.C.Sections 4601 et seq., or under any similar law, statute or ordinance now or hereafter in effect, except as provided in Section 19 hereof."

14. A NEW SECTION 35 (SECURITY PROTECTION) IS ADDED TO THE LEASE AS FOLLOWS:

         "35. SECURITY PROTECTION. Tenant, at its sole cost and expense, shall provide continuous and adequate security protection for the entire Premises during the Term in compliance with Port's reasonable requirements."

19. Lease and Long-term Service Commitments

         d. San Francisco Shipyard Lease

The Port of San Francisco and San Francisco Drydock, Inc. are in negotiations to amend SFD's 20th and Illinois Streets, San Francisco, California shipyard lease so as to substitute the AFDM-14 Steadfast dry dock for a presently leased 22,000 ton lifting capacity dry dock. The Steadfast is being acquired by the Port from the U.S. Government which has determined the Steadfast to be excess property. A copy of a draft lease amendment still under negotiation is attached.


8/6/99

                                LEASE ASSIGNMENT
                            AND ASSUMPTION AGREEMENT


         THIS AGREEMENT is made and entered into on September 29, 1994, by and between SOUTHWEST MARINE, INC., a California corporation ("Assignor") and SAN FRANCISCO DRYDOCK, INC., a California corporation ("Assignee").

                                    RECITALS:

         WHEREAS, Assignor, as tenant, and the CITY AND COUNTY OF SAN FRANCISCO, a municipal corporation, acting by and through the San Francisco Port Commission ("Port"), as landlord, are parties to a certain written agreement dated June 14, 1994, being Port official document No. 11968, (the "Month-to-Month Lease"), covering certain real property generally located at 20th and Illinois Streets, San Francisco, California, described and depicted in Exhibits A-1 through A-3 attached hereto; and

         WHEREAS, Assignor desires to assign its interest in the Month-to-Month Lease and Assignee is agreeable to accepting such assignment.

         NOW, THEREFORE, in consideration of the premises, covenants herein contained and other good and valuable consideration receipt of which is hereby acknowledged by Assignor, the parties hereto agree as follows:

         1. Assignor hereby grants, transfers and assigns to Assignee, its successors and assigns, all of Assignor's right, title and interest in the Month-to-Month Lease, and Assignee agrees to and does accept said assignment.

         2. Assignee expressly assumes and agrees to keep, perform and fulfill all the terms, covenants, conditions and obligations required to be kept, performed, and fulfilled by Assignor as tenant under the Month-to-Month Lease, including the payment of all rent and other charges payable by the tenant under the Month-to-Month Lease when the same are properly due and payable.

         3. This Agreement and the parties rights, duties and obligations hereunder shall be effective on October 1, 1994; provided, however, that this Agreement shall be of no force or effect until consented to by the Port in writing.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ASSIGNEE:                                             ASSIGNOR:



SAN FRANCISCO DRYDOCK, INC.                      SOUTHWEST MARINE, INC.,
a California corporation                         a California corporation

By: /s/ ARTHUR E. ENGEL                          By: /s/ HERBERT G. ENGEL
        -----------------------                          -----------------------
        ARTHUR E. ENGEL                                  HERBERT G. ENGEL
        Chief Executive Officer                          President


By: /s/ LLOYD A. SCHWARTZ                        By: /s/ ROBERT A. WHITE
        -----------------------                          -----------------------
        LLOYD A. SCHWARTZ                                ROBERT A. WHITE
        Secretary                                        Assistant Secretary


                                      * * *

                         CONSENT TO ASSIGNMENT OF LEASE

          The undersigned hereby consents to the foregoing assignment.

  APPROVED AS TO FORM:                               PORT:

  Louise H. Renne, City Attorney                     CITY AND COUNTY OF SAN
                                                     FRANCISCO, a municipal cor-
                                                     poration, operating by and
                                                     through the SAN FRANCISCO
  By: /s/ Louise H. Renne                            PORT COMMISSION
      --------------------
      Deputy City Attorney

                                                     By: /s/ Dennis P. Bouey
                                                         -----------------------
                                                             Dennis P. Bouey
                                                     Title:  Executive Director